PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
Prepaid Expenses And Other Current Assets
SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of:

	December 31,
	2023	2022
	(in thousands)
Value-added tax receivable	$1,547	$602
Prepaid income taxes	1,000	1,763
Advances to suppliers	3,696	4,000
Prepaid expenses	643	1,445
Insurance recoveries	4,984	4,708
Other current assets	3,784	3,827
Total	$15,654	$16,345